UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021 (December 7, 2021)

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2021, Emerson Electric Co. (the “Company”) entered into a pricing agreement (the “Pricing Agreement”) dated December 7, 2021 (incorporating the Underwriting Agreement Standard Provisions dated December 7, 2021) with Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (together, the “Underwriters”), in connection with the public offering of $1 billion aggregate principal amount of the Company’s 2.000% Notes due 2028 (the “2028 Notes”), $1 billion aggregate principal amount of the Company’s 2.200% Notes due 2031 (the “2031 Notes” ) and $1 billion aggregate principal amount of the Company’s 2.800% Notes due 2051 (the “2051 Notes” and, together with the 2028 Notes and the 2031 Notes, the “Notes”). The 2028 Notes are being sold to the Underwriters at an issue price of 99.379% of the principal amount thereof, and the Underwriters offered the 2028 Notes to the public at a price of 99.779% of the principal amount thereof. The 2031 Notes are being sold to the Underwriters at an issue price of 99.238% of the principal amount thereof, and the Underwriters offered the 2031 Notes to the public at a price of 99.688% of the principal amount thereof. The 2051 Notes are being sold to the Underwriters at an issue price of 98.903% of the principal amount thereof, and the Underwriters offered the 2051 Notes to the public at a price of 99.778% of the principal amount thereof. The closing of the transaction is subject to customary closing conditions and is expected to occur on December 21, 2021.

The Notes are being offered and sold pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-250115), filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2020. The Company has filed with the SEC a prospectus supplement, dated December 7, 2021, together with the accompanying prospectus, dated November 16, 2020, related to the offering and sale of the Notes. This Current Report on Form 8-K adds exhibits to that Registration Statement. This Current Report is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Company expects the net proceeds from the sale of the Notes to be approximately $2.98 billion, before deducting estimated expenses of the offering. The Company expects to use the net proceeds to pay a portion of its contribution of approximately $6.0 billion to existing stockholders of Aspen Technology, Inc. (“AspenTech”) as part of the transactions contemplated by the Transaction Agreement and Plan of Merger, dated as of October 10, 2021, by and among the Company, AspenTech and the other parties identified therein (the “Transaction Agreement”).

Prior to maturity, the Company may redeem any or all of the Notes at any time at the redemption prices described in the Notes. In addition, in the event that (x) the Company does not complete the transactions contemplated by the Transaction Agreement on or before October 10, 2022, (y) we notify the Trustee (as defined below) in writing that it will not pursue the consummation of the transactions contemplated by the Transaction Agreement, or (z) the Transaction Agreement has been terminated without the consummation of the transaction, the Company will be required to redeem the Notes then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Notes are expected to be issued on December 21, 2021, pursuant to an indenture dated as of December 10, 1998 (the “Indenture”), between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (successor to The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York))), as trustee (the “Trustee”). Wells Fargo Bank, National Association is a lender under the Company’s revolving credit agreement. From time to time, we may enter into other banking relationships with the Trustee or its affiliates. An affiliate of the Trustee also serves as the transfer agent for our common stock.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, commercial banking, financial advisory, investment banking, lending and other commercial dealings in the ordinary course of their business with us or our affiliates, including participating as lenders under our backup credit facility. In addition, Goldman Sachs & Co. LLC is providing financial advisory services to us in connection with the AspenTech transaction.

The above description of the Underwriting Agreement Standard Provisions, the Pricing Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement Standard Provisions, the Pricing Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Original Indenture was filed with the SEC as Exhibit 4(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998. The Underwriting Agreement Standard Provisions, the Pricing Agreement and the forms of the Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement Standard Provisions dated December 7, 2021.

1.2	Pricing Agreement dated December 7, 2021 by and between Emerson Electric Co., Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (included in Exhibit 1.1 above).

4.1	Form of 2.000% Notes due 2028.

4.2	Form of 2.200% Notes due 2031.

4.3	Form of 2.800% Notes due 2051.

5.1	Opinion of John A. Sperino, Esq.

23.1	Consent of John A. Sperino, Esq. (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2021	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary